Exhibit 99.03

             PRO FORMA CONSOLIDATED CONDENSED FINANCIAL INFORMATION


  The following unaudited Pro Forma Consolidated Condensed Financial Information gives effect to the acquisition of The Continental Corporation ("Continental") as more fully described in Item 2. The unaudited Pro Forma Consolidated Condensed Balance Sheet has been prepared as if the acquisition had been consummated on March 31, 1995. The unaudited Pro Forma Consolidated Condensed Statements of Operations for the year ended December 31, 1994 and for the three month period ended March 31, 1995 have been prepared as if the acquisition had been consummated at the beginning of the period, January 1, 1994 and January 1, 1995, respectively. Such Pro Forma Consolidated Condensed Financial Information is not necessarily indicative of the results of operations or financial position of the Company that would have been reported had the acquisition been consummated on the dates indicated, nor is it necessarily indicative of the future consolidated results of operations.

  The acquisition of Continental is accounted for as a purchase, therefore the Pro Forma Consolidated Condensed Financial Information reflects the preliminary purchase price allocation based on relative fair values. These fair values are based on appraisals and other studies which are not yet completed. Although the final allocation may be different than the amounts reflected herein, the Pro Forma Consolidated Condensed Financial Information reflects management's best estimate based on currently available information.

  The unaudited Pro Forma Consolidated Condensed Financial Information should be read in conjunction with the accompanying Notes to Pro Forma Consolidated Condensed Financial Information; the audited consolidated financial statements and the unaudited consolidated interim financial statements of Continental incorporated herein by reference; and the Company's Annual Report on Form 10-K for the year ended December 31, 1994 and Quarterly Report on Form 10-Q for the first quarter of 1995.

                             Page 5 of 12 Pages

Loews Corporation and Subsidiaries
Pro Forma Consolidated Condensed Balance Sheets
March 31, 1995
- -------------------------------------------------------------------------------------------------
(Amounts in thousands of dollars)
                                                   Historical          Pro Forma      Pro Forma
                                               Loews    Continental   Adjustments    Consolidated
                                             ----------------------------------------------------

Assets:
Investments:
  Fixed maturities ........................  $19,499,381 $ 6,237,400 $  (275,000)(a) $25,461,781

  Equity securities .......................    1,601,739      75,400                   1,677,139

  Mortgage loans and notes receivable .....       65,905      88,600                     154,505

  Policy loans ............................      176,426                                 176,426

  Other investments .......................      114,188     419,400                     533,588

  Short-term investments ..................    8,852,752     980,100                   9,832,852
                                             ---------------------------------------------------

     Total investments ....................   30,310,391   7,800,900    (275,000)     37,836,291

Cash ......................................      133,610     122,100                     255,710

Receivables-net ...........................    7,575,046   4,787,300                  12,362,346

Receivable for securities sold ............    1,186,835                               1,186,835

Inventories ...............................      226,104                                 226,104

Investments in associated companies .......      347,699                                 347,699

Property, plant and equipment-net .........    1,083,714     392,000    (120,000)(b)   1,355,714

Deferred income taxes .....................    1,361,674     509,700     227,900 (b)   2,099,274

Other assets ..............................      695,500   1,106,600     302,200 (b)   2,104,300

Deferred policy acquisition costs of
 insurance subsidiaries ...................    1,053,078     315,100                   1,368,178

Separate Account business .................    6,004,405                               6,004,405
                                             ---------------------------------------------------


     Total assets .........................  $49,978,056 $15,033,700 $   135,100     $65,146,856
                                             ===================================================

                             Page 6 of 12 Pages

                                                   Historical          Pro Forma      Pro Forma
                                               Loews    Continental   Adjustments    Consolidated
                                             ----------------------------------------------------

Liabilities and Shareholders' Equity:
Insurance reserves and claims .............  $29,120,662 $11,326,500 $   160,000 (c) $40,607,162
Accounts payable and accrued liabilities ..    1,369,004   1,200,344      44,500 (b)   2,613,848
Payable for securities purchased ..........      757,720                                 757,720
Securities sold under repurchase agreements    2,824,967                               2,824,967
Long-term debt, less unamortized discount .    2,142,027     776,700   1,324,100 (d)   4,238,927
                                                                          (3,900)(b)
Deferred credits and participating
 policyholders' equity ....................      771,053     298,056      42,500 (b)   1,111,609
Separate Account business .................    6,004,405                               6,004,405
                                             ---------------------------------------------------
     Total liabilities ....................   42,989,838  13,601,600   1,567,200      58,158,638
                                             ---------------------------------------------------
Minority interest .........................      945,209                                 945,209
                                             ---------------------------------------------------
Redeemable preferred stocks ...............                  275,000    (275,000)(a)
                                             ---------------------------------------------------

Shareholders' equity:
  Preferred stock, $.10 par value,
    Authorized--25,000,000 shares
  Common stock, $1 par value:
    Authorized--200,000,000 shares
    Issued--58,964,900 shares .............       58,965      65,700     (65,700)(e)      58,965
  Additional paid-in capital ..............      219,137     612,900    (612,900)(e)     219,137
  Earnings retained in the business .......    5,669,615   1,020,900  (1,020,900)(e)   5,669,615
  Unrealized appreciation (depreciation) ..      119,585    (116,300)    116,300 (e)     119,585
  Pension liability adjustment ............      (19,962)                                (19,962)
  Cumulative translation adjustment .......                  (61,200)     61,200 (e)
                                             ---------------------------------------------------
     Total ................................    6,047,340   1,522,000  (1,522,000)      6,047,340

  Less common stock (48,500 shares) held in
   treasury, at cost ......................        4,331     364,900    (364,900)(e)       4,331
                                             ---------------------------------------------------

     Total shareholders' equity ...........    6,043,009   1,157,100  (1,157,100)      6,043,009
                                             ---------------------------------------------------

     Total liabilities and shareholders'
      equity ..............................  $49,978,056 $15,033,700 $   135,100     $65,146,856
                                             ===================================================

See accompanying Notes to Pro Forma Consolidated Condensed Financial Statements.

                             Page 7 of 12 Pages

Loews Corporation and Subsidiaries
Pro Forma Consolidated Condensed Statements of Operations
Three Months Ended March 31, 1995
- -------------------------------------------------------------------------------------------------
(In thousands, except per share data)
                                                    Historical         Pro Forma      Pro Forma
                                               Loews    Continental   Adjustments    Consolidated
                                             ----------------------------------------------------

Revenues:
  Insurance premiums:
    Property and casualty .................   $1,784,321  $  831,200                   $2,615,521
    Life ..................................      729,894                                  729,894
  Investment income, net of expenses,
   principally of insurance subsidiaries ..      460,938     130,800    $ (9,400) (f)     583,738
                                                                           1,400  (g)
  Realized investment gains ...............       64,207      92,900                      157,107
  Manufactured products (including excise
   taxes of $101,760) .....................      474,332                                  474,332
  Other ...................................      189,503      20,700                      210,203
                                             ----------------------------------------------------
     Total ................................    3,703,195   1,075,600      (8,000)       4,770,795
                                             ----------------------------------------------------

Expenses:
  Insurance benefits and underwriting
   expenses ...............................    2,355,654     669,800      (2,100) (i)   3,023,354
  Amortization of deferred policy
   acquisition costs ......................      360,819     269,500                      630,319
  Cost of manufactured products sold ......      215,670                                  215,670
  Selling, operating, advertising and
   administrative expenses ................      383,936      22,000       8,000  (g)     402,036
                                                                         (11,900) (j)
  Interest ................................       43,079      13,800        (100) (g)      86,879
                                                                          18,200  (h)
                                                                          11,900  (j)
                                             ----------------------------------------------------
     Total ................................    3,359,158     975,100      24,000        4,358,258
                                             ----------------------------------------------------
                                                 344,037     100,500     (32,000)         412,537
                                             ----------------------------------------------------
  Income taxes (benefits) .................      103,736      51,600      (9,900) (k)     145,436
  Minority interest .......................       25,831                   4,251  (l)      30,082
                                             ----------------------------------------------------
     Total ................................      129,567      51,600      (5,649)         175,518
                                             ----------------------------------------------------
Income (loss) from continuing operations ..   $  214,470  $   48,900    $(26,351)      $  237,019
                                             ====================================================

Per share .................................   $     3.64                               $     4.02
                                             ====================================================

Weighted average number of shares
 outstanding ..............................       58,921                                   58,921
                                             ====================================================

See accompanying Notes to Pro Forma Consolidated Condensed Financial Statements.

                             Page 8 of 12 Pages

Loews Corporation and Subsidiaries
Pro Forma Consolidated Condensed Statements of Operations
Year Ended December 31, 1994
- -------------------------------------------------------------------------------------------------
(In thousands, except per share data)
                                                   Historical          Pro Forma      Pro Forma
                                               Loews    Continental   Adjustments    Consolidated
                                            -----------------------------------------------------

Revenues:
  Insurance premiums:
    Property and casualty .................  $ 6,837,122 $ 4,429,100                 $11,266,222
    Life ..................................    2,616,466                               2,616,466
  Investment income, net of expenses,
   principally of insurance subsidiaries ..    1,671,254     504,200   $    (100)(f)   2,181,054
                                                                           5,700 (g)
  Realized investment gains (losses) ......     (446,980)     76,000                    (370,980)
  Manufactured products (including excise
   taxes of $431,720) .....................    2,061,415                               2,061,415
  Other ...................................      775,924      92,100                     868,024
                                             ---------------------------------------------------
     Total ................................   13,515,201   5,101,400       5,600      18,622,201
                                             ---------------------------------------------------

Expenses:
  Insurance benefits and underwriting
   expenses ...............................    9,246,446   4,400,900      (8,500)(i)  13,638,846
  Amortization of deferred policy
   acquisition costs ......................    1,373,090   1,383,400                   2,756,490
  Cost of manufactured products sold ......      929,342                                 929,342
  Selling, operating, advertising and
   administrative expenses ................    1,525,610     283,700      32,000 (g)   1,789,310
                                                                         (52,000)(j)
  Interest ................................      174,565      40,900        (400)(g)     341,065
                                                                          74,000 (h)
                                                                          52,000 (j)
                                             ---------------------------------------------------
     Total ................................   13,249,053   6,108,900      97,100      19,455,053
                                             ---------------------------------------------------
                                                 266,148  (1,007,500)    (91,500)       (832,852)
                                             ---------------------------------------------------
  Income taxes (benefits) .................       (9,041)   (365,100)    (26,700)(k)    (400,841)
  Minority interest .......................        7,355                (117,088)(l)    (109,733)
                                             ---------------------------------------------------
     Total ................................       (1,686)   (365,100)   (143,788)       (510,574)
                                             ---------------------------------------------------
Income (loss) from continuing operations ..  $   267,834 $  (642,400)  $  52,288     $  (322,278)
                                             ===================================================

Per share .................................  $      4.45                             $     (5.35)
                                             ===================================================

Weighted average number of shares
 outstanding ..............................       60,192                                  60,192
                                             ===================================================

See accompanying Notes to Pro Forma Consolidated Condensed Financial Statements.

                             Page 9 of 12 Pages

                              LOEWS CORPORATION

         NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL INFORMATION



1. The unaudited Pro Forma Consolidated Condensed Balance Sheet gives effect to the pro forma adjustments necessary to reflect the acquisition of Continental as if the acquisition had been consummated on March 31, 1995, and as if Continental's assets and liabilities were adjusted to fair value in accordance with generally accepted accounting principles as of March 31, 1995. The adjustments reflected in the Pro Forma Consolidated Condensed Balance Sheet are based on the fair value adjustments expected to be made as of the actual acquisition date.

    (a) To eliminate the Company's investment in Continental redeemable preferred stock.

    (b) To reflect adjustments relating to the allocation of purchase price to the fair value of Continental's assets and liabilities. The principal adjustments are as follows:

                                                                       Debit
                                                                     (Credit)
                                                                  --------------
                                                                  (In thousands)

        Assets:
          Property and equipment, primarily real estate ....          $(120,000)

          Intangible assets, including excess purchase price
           over fair value of net assets acquired ..........            302,200

          Net deferred tax benefit .........................            227,900

        Liabilities:
          Refinance of short-term debt .....................          $ 205,000

          Liability established for the estimated cost of
           severance, employee relocation and leased
           facilities closed and significantly underutilized
           leased properties ...............................           (249,500)
                                                                      ---------
                                                                      $ (44,500)
                                                                      =========

          Discount allocated to long-term debt based on
           current interest rates ..........................          $   3,900

          Other liabilities, primarily pension and
           postretirement obligations ......................            (42,500)


                             Page 10 of 12 Pages

    (c) To conform Continental's accounting policy by adjusting the discount rates used to establish Continental's reserves for workers' compensation lifetime claims to the rates used by CNA. Such rates are also used for CNA's statutory reporting.

    (d) To establish long-term debt used to fund the acquisition of Continental's common stock ($1,125,000,000) and refinance short-term debt ($205,000,000). CNA borrowed $1,325,000,000 under a five-year revolving credit facility. The borrowings under the credit facility are classified as long-term debt as it is the Company's intention to maintain the credit facility or to arrange for longer-term financing on more favorable terms. There is no prepayment penalty on borrowings under the credit facility.

    (e) To eliminate Continental's shareholders' equity.

     The unaudited Pro Forma Consolidated Condensed Statements of Operations give effect to the pro forma adjustments necessary to reflect the acquisition of Continental as if it had been consummated as of the beginning of the pro forma periods. The adjustments are based on the fair value adjustments expected to be made as of the actual acquisition date.

    (f) To eliminate dividends on the Continental preferred stock owned by CNA.

    (g) To reflect adjustments relating to the allocation of purchase price based on relative fair value of the acquired net assets as follows:

                                              March 31, 1995   December 31, 1994
                                              --------------   -----------------
                                                       (In thousands)

        Reduction of depreciation expense ....     $ (800)          $(3,100)

        Amortization of intangible assets,
         including excess of purchase price
         over the fair value of net assets
         acquired, over 20 years .............      3,800            15,100

        Accretion of the liability established
         for future lease obligations on
         closed or to be closed and
         significantly underutilized
         facilities using the interest method       5,000            20,000
                                                   ------           -------
                                                   $8,000           $32,000
                                                   ======           =======

                             Page 11 of 12 Pages

                                              March 31, 1995   December 31, 1994
                                              --------------   -----------------
                                                       (In thousands)

        Amortization of discount allocated to
         investments using the interest method
         over the estimated life of the
         investments .........................     $1,400           $ 5,700

        Amortization of discount allocated to
         long-term debt using the interest
         method ..............................        100               400



    (h) To record interest on acquisition borrowings at the weighted average rate of 6.583% and to eliminate interest expense on the Continental debt refinanced through these borrowings. Interest on borrowings under the credit facility is based on LIBOR plus 35 basis points. CNA has entered interest rate swap agreements which effectively fix the interest rate on $950,000,000 of these borrowings.

    (i) To reduce the accretion on workers' compensation lifetime claims based on discount rates, adjusted to conform to CNA accounting policies.

    (j) To reclassify interest expense to conform to CNA reporting.

    (k) To reflect the income tax effect of the above pro forma adjustments at the statutory rate.

    (l) To reflect minority interest relating to Continental's operations and pro forma adjustments.

2. The accompanying Pro Forma Consolidated Condensed Financial Information is prepared as prescribed by Article 11 of Securities and Exchange Commission Regulation S-X, and generally accepted accounting principles. Management does not believe that such information is necessarily indicative of the future consolidated results of operations. As the organizational integration of CNA and Continental is completed over the next year, management expects to begin realizing significant market efficiencies and economies of scale which will result in reduced costs. These future benefits of the merger are not reflected in the Pro Forma Consolidated Condensed Financial Information.

                             Page 12 of 12 Pages